UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): October 23, 2006

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

           Maryland             Commission File Number:            95-2635431
      ------------------                1-8383                     ----------
(State or other jurisdiction                                    (I.R.S. Employer
      of incorporation)                                          Identification)



                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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



ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)  The following information is being furnished by the Company as required for
     Item 2.02(a) of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On October 23, 2006, the Company issued a press release announcing its earnings results for the third quarter ended September 30, 2006. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 2.02(a) of this report.


--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     MISSION WEST PROPERTIES, INC.

Date: October 23, 2006               By: /s/ Wayne N. Pham
                                        --------------------------------------
                                        Wayne N. Pham
                                        Vice President of Finance and Controller

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


Exhibit 99.1


                                                                  PRESS RELEASE

For Immediate News Release
October 23, 2006


     MISSION WEST PROPERTIES ANNOUNCES THIRD QUARTER 2006 OPERATING RESULTS

  "We build the buildings for the high tech companies that build the internet"


Cupertino, CA - Mission West Properties, Inc. (AMEX/PCX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended September 30, 2006 was $16,567,000 or $0.16 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to $18,528,000 or $0.18 per diluted common share for the same period in 2005. On a sequential quarter basis, FFO for the quarter ended June 30, 2006 was $0.16 per diluted common share. For the nine months ended September 30, 2006, FFO increased to $68,047,000 or $0.65 per diluted common share from FFO of $59,977,000 or $0.57 per diluted common share for the same period in 2005. Excluding termination fees and security deposit forfeitures relating to lease terminations, FFO for the nine months ended September 30, 2006 and 2005 was $0.50 and $0.55 per diluted common share, respectively.

Net income per diluted share to common stockholders was $0.11 for the quarter ended September 30, 2006 compared to $0.13 for the quarter ended September 30, 2005, a per share decrease of approximately 15.4%. For the nine months ended September 30, 2006, net income per diluted share to common stockholders was $0.49, up from $0.41 one year ago, a per share increase of approximately 19.5%. Excluding termination fees and security deposit forfeitures relating to lease terminations, net income per diluted share to common stockholders for the nine months ended September 30, 2006 and 2005 was $0.34 and $0.39, respectively.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 110 properties totaling approximately 7.9 million rentable square feet. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will", "anticipate", "estimate", "expect", "intends", or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

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


                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)



                                                   Three Months        Three Months      Nine Months       Nine Months
                                                      Ended               Ended             Ended             Ended
                                                  Sept 30, 2006       Sept 30, 2005     Sept 30, 2006     Sept 30, 2005
                                                 -----------------    ---------------   ---------------   ---------------
REVENUES:
Rental revenue from real estate                     $22,362 (1)          $24,692 (1)       $69,005 (1)      $76,043 (1)

Tenant reimbursements                                 3,311                4,031             9,686           11,254
Lease termination income                                  -                    -            16,068              478
Other income, including interest                      1,068                  426             2,890            2,540
                                                 -----------------    ---------------   ---------------   ---------------
  Total revenues                                     26,741               29,149            97,649           90,315
                                                 -----------------    ---------------   ---------------   ---------------
EXPENSES:
Operating expenses                                    2,253                2,497             6,345            6,635
Real estate taxes                                     2,921                2,804             7,821            7,466
Interest                                              5,172                5,494            15,580           16,046
Interest (related parties)                              188                  229               569              779
General and administrative                              531                  424             1,803            1,542
Depreciation and amortization of real estate          5,727 (2)            5,268 (2)        16,632 (2)       16,005 (2)
                                                 -----------------    ---------------   ---------------   ---------------
  Total expenses                                     16,792               16,716            48,750           48,473
                                                 -----------------    ---------------   ---------------   ---------------
Income before equity in earnings of unconsolidated
   joint venture and minority interests               9,949               12,433            48,899           41,842
Equity in earnings of unconsolidated joint venture      857                  291             1,538              677
Minority interests                                   (8,700)             (10,551)          (41,057)         (35,172)
                                                 -----------------    ---------------   ---------------   ---------------
   Income from continuing operations                  2,106                2,173             9,380            7,347
                                                 -----------------    ---------------   ---------------   ---------------

Discontinued operations, net of minority interests:
  Gain from disposal of discontinued operations           -                  291                 -              305
  Loss from discontinued operations                       -                  (13)                -              (98)
                                                 -----------------    ---------------   ---------------   ---------------
(Loss)/income from discontinued operations                -                  278                 -              207

                                                 -----------------    ---------------   ---------------   ---------------
Net income to common stockholders                    $2,106               $2,451            $9,380           $7,554
                                                 =================    ===============   ===============   ===============
Net income to minority interests                     $8,700              $11,541           $41,057          $35,823
                                                 =================    ===============   ===============   ===============
Income per share from continuing operations:
   Basic                                              $0.11                $0.12             $0.50            $0.40
   Diluted                                            $0.11                $0.12             $0.49            $0.40
Income per share from discontinued operations:
   Basic                                                  -                $0.01                 -            $0.01
   Diluted                                                -                $0.01                 -            $0.01
                                                 -----------------    ---------------   ---------------   ---------------
Net income per share to common stockholders:
   Basic                                              $0.11                $0.13             $0.50            $0.41
                                                 =================    ===============   ===============   ===============
   Diluted                                            $0.11                $0.13             $0.49            $0.41
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (basic)     19,350,672           18,356,278        18,948,214       18,242,495
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (diluted)   19,418,884           18,407,891        19,024,662       18,289,699
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units outstanding             85,233,964           86,169,195        85,609,739       86,254,519
                                                 =================    ===============   ===============   ===============

FUNDS FROM OPERATIONS
Funds from operations                               $16,567              $18,528           $68,047          $59,977
                                                 =================    ===============   ===============   ===============
Funds from operations per share (3)                  $ 0.16               $ 0.18            $ 0.65           $ 0.57
                                                 =================    ===============   ===============   ===============
Outstanding common stock                            19,397,287           18,367,691        19,397,287       18,367,691
                                                 =================    ===============   ===============   ===============
Outstanding O.P. units                              85,231,199           86,169,195        85,231,199       86,169,195
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units and common stock
   outstanding (diluted)                           104,652,848          104,577,086       104,634,401      104,544,218
                                                 =================    ===============   ===============   ===============

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


                                                   Three Months        Three Months      Nine Months       Nine Months
FUNDS FROM OPERATIONS CALCULATION                     Ended               Ended             Ended             Ended
                                                  Sept 30, 2006       Sept 30, 2005     Sept 30, 2006     Sept 30, 2005
                                                 -----------------    ---------------   ---------------   ---------------
Net income                                          $ 2,106              $ 2,451          $  9,380          $ 7,554
Add:
   Minority interests (4)                             8,566               11,414            40,676           35,441
   Depreciation and amortization of real estate
      from continuing operations                      6,095                5,721            17,769           17,301
   Depreciation and amortization of real estate
      from discontinued operations                        -                   77                 -              315
   Depreciation & amortization of real estate
      held in unconsolidated joint venture              238                  210               660              774
Less:
   Gain on sale of JV real estate or real estate       (438)              (1,345)             (438)          (1,408)
                                                 -----------------    ---------------   ---------------   ---------------
Funds from operations                               $16,567              $18,528           $68,047          $59,977
                                                 =================    ===============   ===============   ===============

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts ("REITs") to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO to be an appropriate supplemental measure of the Company's operating and financial performance because when compared year over year, it reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, providing a perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information about the Company's financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                   Three Months        Three Months       Nine Months      Nine Months
                                                       Ended              Ended              Ended            Ended
PROPERTY AND OTHER DATA:                           Sept 30, 2006      Sept 30, 2005      Sept 30, 2006    Sept 30, 2005
                                                  ---------------    ---------------    ---------------  ---------------
Total properties, end of period                         110                  107               110              107
Total square feet, end of period                  7,936,481            7,780,082         7,936,481        7,780,082
Average monthly rental revenue per square foot(5)     $1.55                $1.57             $1.59            $1.56
Occupancy for leased properties                        64.2%                67.5%             64.2%            67.5%
Straight-line rent                                  ($  218)               ($ 99)          ($1,048)          $  791
Leasing commissions                                  $  500                 $ 37            $  815           $3,990
Capital expenditures                                 $1,186                 $234            $1,349           $  871


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


BALANCE SHEET                                  September 30, 2006    December 31, 2005
                                              --------------------  --------------------
Assets:
Land                                              $  277,269            $  273,933
Buildings and improvements                           778,378               766,457
Real estate related intangible assets                 19,529                17,410
                                              --------------------  --------------------
   Total investments in properties                 1,075,176             1,057,800
Less accumulated depreciation and amortization      (148,468)             (130,419)
                                              --------------------  --------------------
   Net investments in properties                     926,708               927,381
Cash and cash equivalents                             42,443                31,441
Restricted cash                                        6,893                16,712
Deferred rent receivable                              18,170                19,218
Investment in unconsolidated joint venture             3,472                 3,263
Other assets, net                                     25,537                25,362
                                              --------------------  --------------------
   Total assets                                   $1,023,223            $1,023,377
                                              ====================  ====================

Liabilities:
Mortgage notes payable                             $ 350,000             $ 357,481
Mortgage notes payable - related parties               9,756                10,051
Interest payable                                         321                   321
Security deposits                                      6,804                 8,047
Deferred rental income                                 9,288                 6,103
Dividend/distribution payable                         16,741                16,725
Accounts payable and accrued expenses                 14,000                 8,952
                                              --------------------  --------------------
   Total liabilities                                 406,910               407,680
                                              --------------------  --------------------

Minority interests                                   490,122               500,682
                                              --------------------  --------------------

Stockholders' equity:
Common stock, $.001 par value                             19                    18
Paid-in capital                                      148,993               138,038
Accumulated deficit                                  (22,821)              (23,041)
                                              --------------------  --------------------
   Total stockholders' equity                        126,191               115,015
                                              --------------------  --------------------
   Total liabilities and stockholders' equity     $1,023,223            $1,023,377
                                              ====================  ====================

(1) Includes approximately $472 in amortization expense for the three months ended September 30, 2006 and 2005 and $1,416 in amortization expense for the nine months ended September 30, 2006 and 2005 for the amortization of an above-market lease intangible asset pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."

(2) Includes approximately $425 and $321 in amortization expense for the three months ended September 30, 2006 and 2005, respectively, and $1,189 and $1,123 in amortization expense for the nine months ended September 30, 2006 and 2005, respectively, for the amortization of in-place lease value intangible asset pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."

(3) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(4) The minority interest for third parties has been deducted from total minority interest in calculating FFO.

(5) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.


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